Exhibit 99.2

Q2 2015 Earnings Conference Call July 30, 2015

Industry Data and Forward-Looking Statements Disclaimer Broadwind obtained the industry and market data used throughout this presentation from our own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond our control. This presentation includes various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding our future financial condition or results of operations, cash flows, performance, business prospects and opportunities, and our prospects and strategies for future growth, including with respect to estimated 2015 guidance. Forward-looking statements include any statement that does not directly relate to a current or historical fact. These statements are based on current expectations and we undertake no obligation to update these statements to reflect events or circumstances occurring after this presentation. Such statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Such risks and uncertainties include, but are not limited to: expectations regarding our business, end-markets, relationships with customers and our ability to diversify our customer base; the impact of competition and economic volatility on the industries in which we compete; our ability to realize revenue from customer orders and backlog; the impact of regulation on end-markets, including the wind energy industry in particular; the sufficiency of our liquidity and working capital and our plans to evaluate alternative sources of funding if necessary; the ability to preserve and utilize our tax net operating loss carry-forwards; our plans to continue to grow our business through organic growth; our plans with respect to the use of proceeds from financing activities and our ability to operate our business efficiently, manage capital expenditures and costs effectively, and generate cash flow; and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including those contained in Part I, Item A “Risk Factors” of our Annual Reports on Form 10-K. This presentation contains non-GAAP financial information. We believe that certain non-GAAP financial measures may provide users of this financial information with meaningful comparisons between current results and results in prior operating periods. We believe that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Please see our earnings release dated July 30, 2015 for a reconciliation of certain non-GAAP measures presented in this presentation. 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 2

Towers Update Abilene Progress Abilene production returning to normal levels Plant throughput improved with more consistent production Continue to improve processes and workflow Continuous Improvement (CI) efforts are still uncovering productivity opportunities 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 3 Strong performance in Manitowoc more than compensates for shortfall in Abilene Manitowoc Improvement Project CI efforts have resulted in a 25% increase in section production vs. Q1 14 Main improvements were in plant flow and first pass weld yield 0 2 4 6 8 10 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Abilene Production – Avg. Sections Per Week 10 15 20 25 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Manitowoc Production – Avg. Sections Per Week

Orders and Backlog Orders – $M $50M tower order in Q215 for 2016 production Gearing Q215 orders weak due to depressed oil & gas and mining markets Services orders rebounded in Q215 but blade repair activity in H115 50% lower than PY Order Backlog – $M Solid backlog at Q215 totaled $169M >90% of H215 revenue was in backlog at end of Q215 Negotiating tower orders for 2016-2017 production – tower market becoming more competitive Q2 14 Q2 15 YTD 14 YTD 15 Towers & Weldments $.9 $51.4 $4.8 $63.2 Gearing 18.3 3.9 26.6 13.5 Services 4.4 4.7 8.0 6.6 Total $23.6 $60.0 $39.4 $83.3 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 4 - 50 100 150 200 250 300 350 $ - Millions

Wind Market Outlook

PTC

- 2-year extension passed Senate Finance Committee with numerous other tax extenders
- Start construction by 2016, allows completion by 2018
- Appears to be strong bi-partisan support for the overall tax extender package

Clean Power Plan

- EPA section 111(d) proposed rule on reducing carbon emissions from new and existing power plants
- More clarity expected in August '15
- EIA estimates over 100 GW of incremental wind build to meet the targets
- Significant new wind capacity in IL, OH, PA, OK and MI

Recent Timeline of PTC Impact



2010 PTC
2013 PTC
2014 PTC
2015 PTC*
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
* Proposed PTC
Construction/5% down period
Safe Harbor Period



New England
498 MW
Wisconsin
1,037 MW
Michigan
5,724 MW
West MISO & NE
6,953 MW
New York
1,586 MW
PJM West & IN
39,270 MW
PJM East
4,651 MW
Rockies
4,335 MW
KS & West MO
1,333 MW
MISO IL & MO
10,935 MW
SPP South
10,370 MW
Southwest
6,526 MW
Virginia & Carolinas
4,896 MW
Southern Company
65 MW
ERCOT
2,948 MW
by 2028
Entergy
293 MW

Source: EIA May 2015 CPP Analysis

7/30/15
© 2015 Broadwind Energy, Inc. All rights reserved.
5

Gearing Business Update

- Orders across industry down ~30%; will rebound somewhat in Q3 and show strength in Q4
- Sales team focusing on key accounts, strengthening relationships
- Aggressive cost management offsetting some of volume shortfall
- Expanding penetration into other markets





7/30/15
© 2015 Broadwind Energy, Inc. All rights reserved.
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Consolidated Financial Results 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 7 Sales down 5% from Q2 2014: Towers and Weldments +4%, Gearing -36%, Services -23% Gross margin of 11.1% – down 230 bp from Q2 2014 due to less profitable tower mix, but up sharply from 1.4% in Q1 2015 Record-low operating expense of 8% of sales in Q2 2015 due to aggressive cost management Q2 overhead expense (manufacturing overhead + SGA) down $1 million from Q1 – exceeding $.6M quarterly target Return to profitability; EPS $.11 vs. $.12 in Q2 2014 Q2 Comments: Q2 YTD 2014 2015 2014 2015 Revenue-$M $ 68.4 $ 65.2 $ 127.2 $ 116.3 Gross Profit-$M 8.6 7.2 13.7 8.0 -% (ex. Restructuring) 13.4% 11.1% 11.4% 6.9% Operating Expense-$M 6.5 5.4 12.6 11.1 -% (ex. Restructuring) 9.5% 8.2% 9.9% 9.5% Operating Income/(Loss)-$M 2.1 1.9 1.1 (3.1) Adj. EBITDA-$M 5.9 4.7 8.7 2.8 EPS, Continuing 0.12 0.11 0.05 (0.23)

Towers and Weldments Q2 2014 Q2 2015 YTD 2014 YTD 2015 Orders ($M) $0.9 $51.4 $4.8 $63.2 Towers Sold (#) 119 142 227 245 Revenue ($M) 52.9 55.0 101.2 96.1 Operating Inc ($M) 8.6 7.2 14.2 8.3 -% of Sales 16.2 13.0 14.0 8.6 Adj. EBITDA ($M) 9.6 8.1 16.2 10.3 - % of Sales 18.1 14.8 16.0 10.7 Q2 Results Towers sold up 20% - finished towers in inventory at 3/31 were delivered YTD revenue down due to lower weldments volume and tower mix Lower margin mix of towers Operating margin rebounded to 13% of sales Q3 outlook: $51-53M revenue; Op Income >10% 2015 Objectives Sell 2016 tower capacity Reduce tower production cost through improved welding and paint productivity Build and diversify weldments backlog Expand ERP system utilization 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 8 0 50 100 150 Q1 Q2 Q3 Q4 # of Towers Quarterly Tower Sales 2014 2015 Forecast

Gearing Q2 2014 Q2 2015 YTD 2014 YTD 2015 Orders ($M) $18.5 $3.9 $27.0 $13.8 Revenue ($M) 12.4 8.0 21.2 16.6 Operating Loss ($M) -1.8 -1.5 -4.8 -2.7 Adj. EBITDA ($M) .6 -.2 -.2 -.1 Q2 Results Oil & gas and mining orders down sharply Revenue down 36% in Q2; 22% YTD Operating Loss narrowed – cost management, end of restructuring, lower depreciation all contribute Q3 outlook – similar to Q2 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 9 YTD 14 YTD 15 Orders by Industry 2015 Objectives Continue cross-training to improve labor productivity Tight control of expenses and working capital Expand sales efforts to improve capacity utilization Wind Industrial Oil & Gas Mining Steel Wind Industrial Oil & Gas Mining Steel

Services Q2 2014 Q2 2015 YTD 2014 YTD 2015 Orders ($M) $4.4 $4.7 $8.0 $6.6 Revenue ($M) 3.5 2.7 5.9 4.6 Operating Loss ($M) -1.3 -1.8 -2.7 -4.4 Adj. EBITDA ($M) -1.0 -1.4 -1.9 -3.6 Q2 Results Seasonal order intake growth occurring Weaker Blade and Shop revenue vs 2014 South Dakota gear shop closed - $.4M inventory charge Q3 operating loss will improve due to shop consolidation, higher revenue Board approves evaluating strategic alternatives for Services 2015 Objectives Increase gearbox rebuild throughput and capacity utilization in shop Expand customer base Improve margins Reduce overhead costs 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 10 Sales by Product Line Field Shop Blade YTD 2015 Field Shop Blade YTD 2014

Liquidity 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 11 Inventories came down $3M in Q2; expect to decline further $5-7M by 9/30/15 and >$10M by year-end Working capital remains high due to draw-down of deposits and high supplier payments Working capital expected to decline by >$15M by year-end Gross Inventory Working Capital cents per dollar sales - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Raw Materials WIP Finished Goods - 2 4 6 8 10 12 14 16 18 20

Balance Sheet Q2 14 YE 2014 Q2 15 Cash Assets $11,582 20,256 $591 Op Working Capital 26,047 13,853 38,207 Net PPE 66,336 62,952 58,722 Other Assets 11,911 8,476 8,273 (Debt and Cap Leases) (4,433) (4,111) (8,944) (Other Liabilities) (14,803) (13,046) (11,262) Equity 96,640 88,380 85,587 Cash assets down significantly with increased working capital requirements to support Abilene production issues and West Coast port disruptions — will recover in 2H 2015; year-end estimate >$15M Net PPE declines as capital spending ($1.6M YTD) is less than depreciation Extended bank line in Q2, changed terms and added $5M amortizing term loan Other liabilities declining following payment of regulatory settlements 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 12

Consolidated Outlook 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 13 * Estimate Q3 Outlook Assumptions Tower production continues at levels similar to Q2; annual 500 tower capacity remains goal Gearing continues to manage well through oil & gas and mining downturn, depreciation down $.5M per quarter, savings from consolidation in effect, aggressive cost management continues Figures do not reflect change in strategic outlook regarding Services business FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 1H 15 Q3 14 Q3 15* Revenue-$M $ 137.0 $ 186.0 $ 210.7 $ 215.7 $ 241.3 $ 116.3 $ 60.3 $63-65 Gross Profit-$M 1.9 7.2 6.8 12.3 17.5 8.0 3.9 Revenue Low High -% (ex. Restructuring) 1.4% 3.9% 4.0% 8.0% 7.8% 6.9% 6.7% 10-11% Towers 55 57 Operating Expense-$M 30.4 27.6 24.1 25.6 23.4 11.1 5.7 Gears 8 9 4,500 5,000 -% (ex. Restructuring) 22.2% 14.6% 11.1% 11.3% 9.6% 9.5% 9.2% Services 3 4 270 270 Operating Profit (Loss)-$M (69.2) (20.4) (17.3) (13.2) (5.9) (3.1) (1.8) 1.0-2.0 396 396 Adj. EBITDA-$M (9.2) (2.1) 5.5 10.3 8.9 2.8 2.0 4-6 EPS, Continuing - $ (6.56) (1.79) (1.27) (0.72) (0.42) (0.23) (0.12) .07-.12 492 992 Op Inc 189 189 Towers 5.5 5.7 303 803 FY 2010 FY 2011 FY 2012 FY 2013 YTD 9/30/14 Gears -2 -1 0.02 0.06 Revenue-$M $ 137.0 $ 186.0 $ 210.7 $ 215.7 $ 187.5 Services -0.7 -0.5 Gross Profit-$M 1.9 7.2 6.8 12.3 17.6 Corp -2 -2.5 -% (ex. Restructuring) 1.4% 3.9% 4.0% 8.0% 9.9% 0.8 1.7 Operating Expense-$M 30.4 27.6 24.1 25.6 18.3 -% (ex. Restructuring) 22.2% 14.6% 11.1% 11.3% 9.6% 14597 Impairment Exp. -$M 40.8 0.054806 0.11646229 Operating Profit (Loss)-$M (69.2) (20.4) (17.3) (13.2) (0.7) Adj. EBITDA-$M (9.2) (2.1) 5.5 10.3 10.7 EPS, Continuing - $ (6.56) (1.79) (1.27) (0.72) (0.07)

Summary Towers segment back on track Q3 15 similar to Q2 15; $63-65M of revenue, $4-6M of EBITDA, $1-2M of Op Inc Expect to close one or more major tower orders in Q3 Towers still on track to achieve production milestone of 500 towers Cash balances will climb to $5-7M by 9/30/15 and >$15M at year-end Evaluating strategic alternatives for Services business 7/30/15 © 2015 Broadwind Energy, Inc. All rights reserved. 14

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